SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





                          Date of Report: May 07, 2002





                      BRITTON & KOONTZ CAPITAL CORPORATION
               (Exact name of issuer as specified in its charter)





                                                               64-0665423
     Mississippi                   0-22606                  (IRS Employer
State of Incorporation)     Commission File Number         Identification No.)





                   500 Main Street, Natchez, Mississippi 39120
                    (Address of principal executive offices)





                            Telephone: (601) 445-5576

                                        BRITTON & KOONTZ CAPITAL CORPORATION
                                                   AND SUBSIDIARY


                                                       INDEX









Item 5.  Other Events.

                  The contents of Exhibit 20 to this Form 8-K are hereby incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  20       Other Documents or Statements to Security Holders.

                                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                            BRITTON & KOONTZ CAPITAL CORPORATION




May 07, 2002                                /s/ W. Page Ogden
                                            ___________________________________
                                            W. Page Ogden
                                            President and Chief Executive
                                            Officer

                                 Exhibits Index






Exhibit
Number          Item



20              Other Documents or Statements to Security Holders


                  Press Release Dated April 26, 2002

                      Britton & Koontz Capital Corporation

500 Main Street
P O Box 1407
Natchez, MS  39121

601-445-5576
601-445-2488  Fax
http://www.bkbank.com
corporate@bkbank.com


   FOR IMMEDIATE RELEASE:        FOR MORE INFORMATION:
   April 26, 2002                W. Page Ogden, President & CEO
   for (Nasdaq/Symbol BKBK)      Bazile R. Lanneau, Jr., Vice President and CFO


       BRITTON & KOONTZ CAPITAL CORP. REPORTS FIRST QUARTER 2002 EARNINGS


     Natchez, Mississippi -- Britton & Koontz Capital Corporation's board of directors today announced results for the quarter ended March 31, 2002. Net income and earnings per share increased 20% to $758 thousand and $.36 per share at March 31, 2002, compared to $628 thousand and $.30 per share for the period ended March 31, 2001. The falling interest-rate environment throughout 2001 contributed primarily to the increase of $301 in net interest income. Net interest margin held strong and increased slightly from 4.44% to 4.46% at March 31, 2002. Net noninterest expense increased $240 thousand due primarily to increases in salaries and benefits along with increases in occupancy and equipment expenses. The banks investment portfolio of tax-free municipal securities grew to $33 million at March 31, 2002. This increase contributed to the reduction in taxable income by approximately $147 thousand thereby decreasing tax expense by $39 thousand.

     Britton & Koontz Capital Corporation, headquartered in Natchez, Mississippi, is the parent company of Britton & Koontz First National Bank which operates four full service branches in Natchez, one in Vicksburg, Mississippi and three in Baton Rouge, Louisiana. As of March 31, 2002, the Company reported assets of $297.5 million and equity of $28.7 million. The Company's stock is traded on NASDAQ under the symbol BKBK and the transfer agent is American Stock Transfer & Trust Company. Total shares outstanding amounted to 2,109,055.





                                    Britton and Koontz Capital Corporation
                                             Financial Highlights
                           (Unaudited-Amounts in thousands, except per share data)



                                                               For the Three Months
                                                                 Ended March 31,
                                                       ----------------------------------

                                                              2002                  2001
                                                       ---------------        --------------

Interest income                                          $   5,097             $   5,409
Interest expense                                           (1,969)               (2,582)
                                                       ---------------        --------------
Net interest income                                          3,128                 2,827
Provision for loan losses                                    (135)                 (165)
                                                       ---------------        --------------
Net interest income after
 provision for loan losses                                   2,993                 2,662
Non-interest income                                            462                   479
Non-interest expense                                       (2,442)               (2,219)
                                                       ---------------        --------------
Income before income taxes                                   1,013                   922
Income taxes                                                 (255)                 (294)
                                                       ---------------        --------------
Net income                                                $    758              $    628
                                                       ===============        ==============

Diluted:
Net income per share                                      $   0.36              $   0.30
                                                       ===============        =============
Weighted average shares outstanding                      2,112,313             2,109,439
                                                       ===============        =============










                                                 March 31,             December 31,            March 31,
                                                   2002                    2001                  2001
                                          ---------------------   ----------------------  -------------------

Total assets                                      $297,450              $298,856              $272,760
Cash and due from banks                              7,630                14,559                 6,961
Investment securities                               92,410                86,356                68,407
Net loans                                          180,341               183,019               179,628
Deposits-interest bearing                          186,980               184,514               177,039
Deposits-non interest bearing                       34,884                33,166                32,855
Total Deposits                                     221,863               217,680               209,894
Short-term borrowed funds                            5,185                 7,098                32,685
Long-term borrowed funds                            39,698                43,000                     0
Stockholders' equity                                28,692                28,281                27,142
Book value (per share)                              $13.60                $13.41                $12.87
Total Shares Outstanding                         2,109,055             2,109,055             2,109,055



